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                                                                    Exhibit 10.3

                              CANCERVAX CORPORATION

                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

                                DECEMBER 15, 2004

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                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

         THIS THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "AGREEMENT") is made as of this 15th day of December, 2004 (the "EFFECTIVE DATE"), by and among CancerVax Corporation, a Delaware corporation (the "COMPANY") and the investors listed on Schedule A hereto (each, an "INVESTOR" and collectively, the "INVESTORS").

         This Agreement supercedes and replaces that certain Second Amended and Restated Investors' Rights Agreement, dated August 13, 2003, by and among the Company and the other parties named therein (the "PRIOR AGREEMENT").

                                    RECITALS

         A. The Company and Serono B.V., a Netherlands corporation ("SERONO"), are parties to that certain Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT").

         B. In order to induce the Company to sell its stock pursuant to the Purchase Agreement, and in order to induce Serono to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company desire to memorialize the rights of the Investors to cause the Company to register shares of the Company's Common Stock ("COMMON STOCK") held by the Investors, as well as certain other matters as set forth herein.

         C. The Prior Agreement provides that an amendment or modification to the Agreement may be effected only with the written consent of the Company and the holders of at least sixty percent (60%) in interest of the Registrable Securities (as defined under the Prior Agreement).

         D. The undersigned Investors constitute holders of at least sixty percent (60%) of the Registrable Securities (as defined under the Prior Agreement) and, therefore, are entitled to bind all other holders of Registrable Securities who are parties to the Prior Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. Registration Rights. The Company and Investors covenant and agree as follows:

         1.1      Definitions. For purposes of this Agreement:

                  (a) The term "ACT" means the Securities Act of 1933, as amended.

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                  (b) The term "HOLDER" means any person or entity owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof.

                  (c) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (d) The term "REGISTER," "REGISTERED" and "REGISTRATION" refer to the act of preparing and filing a registration statement, or similar document, in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or document.

                  (e) The term "REGISTRABLE SECURITIES" means (i) the shares of Common Stock set forth on Schedule A hereto and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in clause (i), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its, his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                  (f) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are Registrable Securities.

         1.2      Request for Registration.

                  (a) If the Company shall receive a written request from the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b) below, effect as soon as practicable, and in any event shall use its reasonable best efforts to effect within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 2.5 hereof.

                  (b) If the Holders initiating the registration request hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by the request by means of an

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underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a) above. The underwriter will be selected by the Company's Board of Directors (the "BOARD") and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e) hereof) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated to the Registrable Securities in proportion (as nearly as practicable) to the amount of such Registrable Securities then outstanding owned by each Holder, including the Initiating Holders; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

                  (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                           (i)      after the Company has effected two (2)
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective; or

                           (ii)     during the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided, however, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

         1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for

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stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration under Section 1.2 or 1.4 or relating solely to the sale of securities to participants in a Company employee benefit plan or corporate reorganization or other transaction covered by Rule 145 promulgated under the Act, or a registration on any form which does not permit secondary sales or include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5 hereof, the Company shall, subject to the provisions of Section 1.8 hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include all of its, his or her Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) subject to Section 1.11 hereof, if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

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                  (c)      Subject to the foregoing, the Company shall file a
re-sale registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be for underwritten offerings nor shall they be counted as demands for registration or registrations effected pursuant to Section 1.2.

         1.5      Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, keep such registration statement effective for up to one (1) year, or such shorter period of time that is agreed to by the Holders of a majority of the Registrable Securities being registered thereunder.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them that are included in such registration.

                  (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states.

                  (e) In the event of any underwritten public offering under Sections 1.2 or 1.3, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such agreement.

                  (f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event the result of which causes the prospectus included in such registration statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be

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stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration statement pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of the Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  (j) Notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement, (ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement.

         1.6      Furnish Information.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (b) The Company shall have no obligation with respect to any registration requested pursuant to Sections 1.2 or 1.4 hereof if, as a result of the application of subsection 1.6(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Sections 1.2 or 1.4 hereof, whichever is applicable.

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         1.7      Expenses of Registration. All expenses (other than
underwriting discounts and commissions) incurred in connection with any registrations, filings or qualifications of Registrable Securities pursuant to Sections 1.2, 1.3 or 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of a single special counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section
1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless (a) the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to Section 1.2 (in which case such right shall be forfeited by all Holders of Registrable Securities) or (b) such withdrawal is principally due to adverse change to the Company's business condition.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock under Section
1.3 hereof, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder, or in such other proportions as shall mutually be agreed to by such selling stockholders); provided, however, that in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a limited liability company, partnership or corporation, the affiliates, members, partners, retired partners and stockholders of such holder, or the estates and family members of any such members, partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

         1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

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         1.10     Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act or any state securities law in connection with the offering covered by such Registration Statement; and the Company will pay to each such Holder, partner, officer, director, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, partner, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will, if Registrable Securities held by such Holder are included in the applicable registration statement, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act or the 1934 Act or any state securities law in connection with the offering covered by such registration statement insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in

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settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed); provided further, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they related to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act. If the indemnification provided for in this
Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations; provided, however, that in no event shall (i) any contribution by a Holder under this subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder, and (ii) any person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and of the indemnified party shall be determined by

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reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (g)      The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 and 15(d) of the 1934 Act;

                  (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities; provided, however, that any default by the Company (i) on any installment(s) on indebtedness for borrowed money, or (ii) on any rental for one or more long-term leases, which default renders Form S-3 unavailable to the Company, shall not give rise to any claim against the Company by the Holders so long as (x) such default arises in connection with a good faith dispute with the relevant lender or lessor, or (y) the Company has used its reasonable best efforts to avoid such default;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may reasonably be requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act) or pursuant to such form.

         1.12 Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (or affiliated group of transferees or assignees) who, after such assignment or transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations); provided, however, that, notwithstanding the foregoing, the right to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) to (i) any partner or retired partner of any Holder which is a partnership, (ii) any family member or trust for the benefit of any individual Holder or family member, (iii) any affiliated investment fund, (iv) any member of any Holder which is a limited liability company, or (v) any stockholder or affiliate of any Holder that is a corporation; provided, further, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; provided, further, that CancerVax Research Foundation may transfer its Registrable Securities and assign the right to cause the Company to register such Registrable Securities to any tax-exempt, public charitable organization in order to comply with the minimum distribution requirements for private foundations under 26 U.S.C.
Section 4942. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership, a limited liability company who are members of such limited liability company, a corporation who are stockholders and affiliates of such corporation (including, in each case, spouses and ancestors, lineal descendants and siblings of such partners, members, affiliates and stockholders or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership, limited liability company or corporation, as applicable; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving any notices or taking any action under this Section 1.

         1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2 hereof.

         1.14 Serono. Serono agrees that it shall be permitted to dispose of the Purchased Stock (as such term is defined in the Purchase Agreement) only as set forth in Section 5.2 of the Purchase Agreement. Notwithstanding anything contained herein to the contrary, the Purchased

Stock shall not constitute "Registrable Securities" and Serono shall not be a "Holder" until the earlier of (a) the expiration of the Lock-up Period (as such term is defined in the Purchase Agreement) and (b) April 15, 2006.

         1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) October 29, 2008, (b) such time as such Holder may sell all of its shares during a ninety (90) day period as contemplated by Rule 144(e)(1)(i) under the Act, without registration (provided, however, that this Section 1.15(b) shall not apply to Serono), or (c) immediately prior to a Change in Control (as such term is defined in the Purchase Agreement) of the Company.

2.       Miscellaneous.

         2.1 Survival. The covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

         2.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         2.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         2.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         2.5. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during the normal business hours of the recipient (if not sent during the normal business hours of the recipient, then on the next business day); (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by advance written notice to the other parties hereto.

         2.6. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         2.7. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority in interest of the Registrable Securities; provided, however, that Sections 1.4 and 1.14 of this Agreement may not be amended or waived without the written consent of Serono; provided, further, that if any amendment or waiver of this Agreement adversely affects the Registrable Securities held (or to be held) by Serono or the rights of Serono hereunder in a manner that is different than the manner it effects the Registrable Securities held by other Holders or the other Holders, then such amendment or waiver shall require the consent of Serono, which consent may be given or withheld in its sole discretion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all the Investors, each transferee of the Registrable Securities and the Company.

         2.8. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         2.9. Aggregation of Stock. All Registrable Securities held or acquired by affiliated entities or persons (including former and current partners, members and stockholders) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         2.10. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any covenants except as specifically set forth herein.

         2.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.12. Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

         2.13. Definitions. For purposes of this Agreement, the term "affiliate" shall have the meaning ascribed to it in Rule 501 under the Act.

                  [Remainder of page intentionally left blank]

         The parties hereto have executed this Agreement as of the date first written above.

COMPANY:                              CANCERVAX CORPORATION

                                      By:/s/ David F. Hale
                                          ------------------------------------
                                          David F. Hale, Chief Executive Officer

                          Address:        2110 Rutherford Road
                                          Carlsbad, CA 92008

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            SERONO B.V.

                                      By: /s/ Leon Bushara
                                          -------------------------------------
                                          Name: Leon Bushara
                                          Title: Authorized Representative

                          Address:    Serono B.V.
                                      c/o Serono International SA
                                      15 bis, Chemin des Mines
                                      Case Postale 54
                                      CH-1211, Geneve 20
                                      Switzerland
                                      Attn: General Counsel
                                      Facsimile No.: 41-22-739-3070

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            FORWARD VENTURES IV, L.P.

                                      By: Forward IV Associates, LLC,
                                          General Partner

                                          By: /s/ Ivor Royston
                                              ---------------------------------
                                              Ivor Royston, Managing Member

                          Address:    Attention: Ivor Royston, M.D.
                                      9393 Towne Center Drive
                                      Suite 200
                                      San Diego, CA 92121

                                      FORWARD VENTURES IV B, L.P.

                                      By: Forward IV Associates, LLC,
                                          General Partner

                                          By: /s/ Ivor Royston
                                              ---------------------------------
                                              Ivor Royston, Managing Member

                          Address:    Attention: Ivor Royston, M.D.
                                      9393 Towne Center Drive
                                      Suite 200
                                      San Diego, CA 92121

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                        VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                  By: Vector Fund Management II, LLC,
                                      General Partner

                                      By: /s/ Barclay A. Phillips
                                          -------------------------------------
                                          Barclay A. Phillips, Managing Director

                      Address:    Attention: Barclay A. Phillips
                                  1751 Lake Cook Blvd.
                                  Suite 350
                                  Deerfield, IL 60015

                                  VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.

                                  By: Vector Fund Management II, LLC,
                                      General Partner

                                      By: /s/ Barclay A. Phillips
                                          -------------------------------------
                                          Barclay A. Phillips, Managing Director

                      Address:    Attention: Barclay A. Phillips
                                  1751 Lake Cook Blvd.
                                  Suite 350
                                  Deerfield, IL 60015

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            SPECIAL PRIVATE EQUITY PARTNERS, L.P.

                                      By: The PMG Special PEP Investors,
                                          L.L.C., its General Partner

                                          By: /s/ Sharon Murphy
                                              ---------------------------------
                                              Sharon Murphy
                                              Member

                                          By: /s/ John O'Malley
                                              ---------------------------------
                                              John O'Malley
                                              Member

                          Address: c/o WestLB Asset Management (USA), L.L.C. 10 South Wacker Drive, Suite 2960 Chicago, IL 60606

                                      THE PMG-NG DIRECT INVESTMENT FUND, L.P.

                                      By: The PMG-NG Equity Investors, L.L.C.,
                                          its General Partner

                                          By: /s/ Sharon Murphy
                                              ---------------------------------
                                              Sharon Murphy
                                              Member

                                          By: /s/ John O'Malley
                                              ---------------------------------
                                              John O'Malley
                                              Member

                          Address: c/o WestLB Asset Management (USA), L.L.C. 10 South Wacker Drive, Suite 2960 Chicago, IL 60606

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            J.P. MORGAN DIRECT VENTURE CAPITAL
                                      INSTITUTIONAL INVESTORS II LLC

                                      By: J.P. Morgan Investment Management,
                                          Inc. as Investment Advisor

                                          By: /s/ Robert E. Kiss
                                              ---------------------------------
                                              Portfolio Manager

                          Address:    522 Fifth Avenue
                                      New York, NY 10036

                                      J.P. MORGAN DIRECT VENTURE CAPITAL PRIVATE
                                      INVESTORS II LLC

                                      By: J.P. Morgan Investment Management,
                                          Inc. as Investment Advisor

                                          By: /s/ Robert E. Kiss
                                              ---------------------------------
                                              Portfolio Manager

                          Address:    522 Fifth Avenue
                                      New York, NY 10036

                                      522 FIFTH AVENUE FUND

                                      By: J.P. Morgan Investment Management,
                                          Inc. as Investment Advisor

                                          By: /s/ Robert E. Kiss
                                              ---------------------------------
                                              Portfolio Manager

                          Address:    522 Fifth Avenue
                                      New York, NY 10036

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            ATHENIAN VENTURE PARTNERS II L.P.

                                      By: Athenian II, Ltd., General Partner

                                          By:__________________________________
                                             Karl O. Elderkin, President

                          Address:    Attention: Karl Elderkin
                                      20 East Circle Drive, #37146
                                      Athens, OH 45701

                                      ATHENIAN VENTURE PARTNERS I L.P.

                                      By: Athenian I, Ltd., General Partner

                                          By: _________________________________
                                              Karl O. Elderkin, President

                          Address:    Attention: Karl Elderkin
                                      20 East Circle Drive, #37146
                                      Athens, OH 45701

                                      AVP TECHNOLOGY II L.P.

                                      By: AVP II, Ltd., General Partner

                                          By: _________________________________
                                              Karl O. Elderkin, President

                          Address:    Attention: Karl Elderkin
                                      20 East Circle Drive, #37146
                                      Athens, OH 45701

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            INTERNATIONAL BIOTECHNOLOGY TRUST PLC

                                      By: _____________________________________

                                      Its: ____________________________________

                          Address:    31 Gresham Street
                                      London
                                      EC3V
                                      70A
                                      United Kingdom

                                      A.B. SIEMER

                                      By: _____________________________________
                                          A.B. Siemer

                          Address:    Attention: Roger D. Bailey
                                      150 East Campus View Blvd.
                                      Suite 250
                                      Columbus, OH 43235

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                        GMG CAPITAL PARTNERS III, L.P.

                                  By: GMG Capital Investments, LLC, General
                                      Partner

                                      By: _____________________________________
                                          Joachim Gfoeller, Jr., Managing Member

                      Address:    c/o GMG Capital Partners
                                  399 Park Avenue
                                  36th Floor
                                  New York, NY 10022

                                  GMG CAPITAL PARTNERS III (COMPANION
                                  FUND), L.P.

                                  By: GMG Capital Investments, LLC,
                                      General Partner

                                      By: _____________________________________
                                          Joachim Gfoeller, Jr., Managing Member

                      Address:    c/o GMG Capital Partners
                                  399 Park Avenue
                                  36th Floor
                                  New York, NY 10022

                                  GMG ASSOCIATES I, LLC

                                  By: _____________________________________
                                      Joachim Gfoeller, Jr., President

                      Address:    399 Park Avenue
                                  36th Floor
                                  New York, NY 10022

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            RHL MEDICAL I, LLC

                                      By: _____________________________________

                                      Its: ____________________________________

                          Address:    The RHL Group
                                      P.O. Box 17034
                                      Beverly Hills, CA 90210
                                      Attention: Robert Lorsch

                                      COLLETTE SUE CARSON

                                      By: _____________________________________
                                          Collette Sue Carson

                          Address:    7514 Girard Ave., #1 - PMB243
                                      La Jolla, CA 92037

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            CDIB BIOSCIENCE VENTURES I, INC.

                                      By: _____________________________________

                                      Its: ____________________________________

                          Address: c/o CDIB BioScience Venture Management 30th Floor, 99 Tun Hwa South Rd.
                                      Section 2
                                      Taipei, Taiwan
                                      Attention: Claire Tsai

                                      CDIB BIOVENTURES INC.

                                      By: _____________________________________

                                      Its: ____________________________________

                          Address:    Attention: Chao-Lun Pai, Ph.D.
                                      125 Nanking East Road
                                      Section 5, 5th Floor, CDB Tower
                                      Taipei R.O.C.
                                      Taiwan

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            DAVID F. HALE AND LINDA C. HALE, AS
                                      TRUSTEES, UDT DATED FEBRUARY 10, 1986

                                      By: /s/ David F. Hale
                                          -------------------------------------
                                          David F. Hale, Trustee

                          Address:    17079 Circa del Sur
                                      Rancho Santa Fe, CA 92067

                                      THE DONALD L. MORTON FAMILY TRUST CREATED
                                      UNDER TRUST DATED JUNE 2, 1989

                                      By: /s/ Donald L. Morton, M.D.
                                          -------------------------------------
                                          Donald L. Morton, M.D., Trustee

                          Address:    1374 Bella Oceana Vista
                                      Pacific Palisades, CA 90272

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

         The parties hereto have executed this Agreement as of the date first written above.

INVESTORS:                            ONCOVAC, INC.

                                      By: /s/ Donald L. Morton, M.D.
                                          -------------------------------------
                                          Donald L. Morton, M.D., President,
                                          Secretary and Chief Financial Officer

                          Address:    P.O. Box 970
                                      Pacific Palisades, CA 90272

                                      ROPAR LLC

                                      By: _____________________________________
                                          Harvey Rosen

                          Address:    1640 S. Sepulveda Blvd.
                                      Suite 308
                                      Los Angeles, CA 90025

            [COUNTERPART SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A
                              SCHEDULE OF INVESTORS

                                                                                                   NUMBER OF
                                                                                                   SHARES OF
                                                                                                 COMMON STOCK
                                                                                                 ------------
Serono B.V..........................................................................               1,000,000
Forward Ventures IV, L.P............................................................               1,362,530
Forward Ventures IV B, L.P..........................................................                 115,508
Vector Later-Stage Equity Fund II, L.P..............................................                 250,580
Vector Later-Stage Equity Fund II (QP), L.P.........................................                 751,742
Special Private Equity Partners, L.P................................................                 536,059
The PMG-NG Direct Investment Fund, L.P. ............................................                 545,824
J.P. Morgan Direct Venture Capital Institutional Investors II LLC...................                 823,389
J.P. Morgan Direct Venture Capital Private Investors II LLC.........................                 235,428
522 Fifth Avenue Fund ..............................................................                  32,575
Athenian Venture Partners II L.P....................................................                 163,925
Athenian Venture Partners I L.P. ...................................................                 596,028
AVP Technology II L.P...............................................................                 226,142
International Biotechnology Trust PLC...............................................                 386,502
A. B. Siemer........................................................................                 180,913
GMG Capital Partners III, L.P.......................................................                 421,446
GMG Capital Partners III (Companion Fund), L.P......................................                  22,182
GMG Associates I, LLC...............................................................                  40,784
RHL Medical I, LLC..................................................................                 150,158
CDIB BioScience Ventures I, Inc. ...................................................                 257,667
David F. Hale and Linda C. Hale, as Trustees, UDT dated February 10, 1986...........                  49,410
The Donald L. Morton Family Trust Created Under Trust Dated June 2, 1989............                 519,820
OncoVac, Inc. ......................................................................                  98,814
CDIB Bioventures Inc................................................................                 113,071
Ropar LLC...........................................................................                  96,372
Collette Sue Carson.................................................................                  12,553
                                                             TOTAL                                 8,989,422

                                   SCHEDULE A